Apr 30, 2013	Monthly Insight The China Fund, Inc. (CHN)

Investment Objective

The investment objective of the Fund is to achieve long term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, ‘China companies’ are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to this policy.

Performance Overview

Performance History	1 month	3 months	YTD	1 Year	3 Years (p.a.)	5 Years (p.a.)	10 Years (p.a.)	Since Inception
NAV (%)	1.59	0.04	4.69	8.99	1.02	2.78	18.56	10.82
Market price (%)	0.29	-6.23	-1.59	6.45	1.65	3.31	17.72	9.77
Benchmark (%)	2.31	-2.52	0.83	9.72	5.16	0.60	13.92	N/A

Performance History	2012	2011	2010	2009	2008	2007	2006	2005
NAV (%)	12.07	-24.37	27.25	72.82	-46.95	86.20	57.10	6.09
Market price (%)	20.46	-27.51	23.60	72.19	-40.65	50.24	65.67	-21.51
Benchmark (%)	22.65	-18.36	13.60	67.12	-49.37	37.97	39.50	10.27

Source: State Street Bank and Trust Company. Source for index data: MSCI as at April 30, 2013.

Portfolio Analysis

Sector allocation (%)	Country allocation (%)

Source: State Street Bank and Trust Company as at April 30, 2013.	* China includes A-shares (6.2%), A-share equity linked securities (7.4%), B-shares (0.0%), H-shares (13.0%) and Red-chips (16.1%).

The China Fund, Inc. (CHN)

Portfolio Analysis (continued)

Top 10 Holdings	Sector	%
HAND ENTERPRISE SOLUTIONS CO., LTD.	I.T.	6.2
TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.	I.T.	6.1
INDUSTRIAL & COMMERCIAL BANK OF CHINA	FINANCIALS	5.7
CHINA EVERBRIGHT INTERNATIONAL, LTD.	INDUSTRIALS	5.6
SUN HUNG KAI PROPERTIES, LTD.	FINANCIALS	4.9
ENN ENERGY HOLDINGS, LTD.	UTILITIES	3.4
CHINA MOBILE, LTD.	TELECOM	3.3
CHINA MEDICAL SYSTEM HOLDINGS, LTD.	HEALTHCARE	3.1
CHINA RESOURCES LAND, LTD.	FINANCIALS	2.6
DIGITAL CHINA HOLDINGS, LTD.	I.T.	2.5
Total		43.4

Direct Investments	Sector	%
GOLDEN MEDITECH HOLDINGS, LTD. 15.0%, 5/16/13	OTHERS	1.5
GOLDEN MEDITECH HOLDINGS, LTD. 15.0%, 11/16/13	OTHERS	1.5

Total		3.0

Source: State Street Bank and Trust Company as at April 30, 2013.

Fund Details

NAV	$23.64
Market price	$21.07
Premium/Discount	-10.87%
Market cap	US$330.4m
Shares outstanding	15,682,029
Exchange listed	NYSE
Listing date	July 10, 1992
Benchmark	MSCI Golden Dragon Index (Total Return)
Fund Manager	Christina Chung
Listed and direct investment manager	RCM Asia Pacific Limited

Source: State Street Bank and Trust Company as at April 30, 2013.

Dividend History (10 years)

Declaration date	Ex-dividend date	Record date	Payable date	Dividend/ Share	Income	Long-term Capital	Short-term Capital
10 Dec 2012	20 Dec 2012	24 Dec 2012	28 Dec 2012	3.2517	0.3473	2.9044	0.0000
8 Dec 2011	21 Dec 2011	23 Dec 2011	29 Dec 2011	2.9964	0.1742	2.8222	0.0000
8 Dec 2010	21 Dec 2010	24 Dec 2010	29 Dec 2010	2.2742	0.3746	1.8996	0.0000
9 Dec 2009	22 Dec 2009	24 Dec 2009	29 Dec 2009	0.2557	0.2557	0.0000	0.0000
8 Dec 2008	22 Dec 2008	24 Dec 2008	23 Jan 2009	5.8174	0.4813	5.3361	0.0000
7 Dec 2007	19 Dec 2007	21 Dec 2007	25 Jan 2008	12.1200	0.2800	9.0000	2.8400
8 Dec 2006	19 Dec 2006	21 Dec 2006	29 Dec 2006	4.0117	0.2996	2.7309	0.9812
9 Dec 2005	19 Dec 2005	21 Dec 2005	29 Dec 2005	2.5119	0.2172	2.2947	0.0000
13 Dec 2004	20 Dec 2004	22 Dec 2004	7 Jan 2005	3.5701	0.1963	3.2664	0.1074
19 Dec 2003	29 Dec 2003	31 Dec 2003	15 Jan 2004	1.7800	0.0700	0.6700	1.0400

Source : State Street Bank and Trust Company as at December 31, 2012

The China Fund, Inc. (CHN)

The China Fund Inc.  NAV  Performance of USD $10,000 since inception (with dividends reinvested at NAV price)

Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company as at April 30, 2013.

The China Fund Inc.  Premium /  Discount

Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company as at April 30, 2013.

The China Fund, Inc. (CHN)

Manager’s Commentary

Market Review

In April, the Hong Kong equity market continued to consolidate in the first half of the month. The market was mostly driven by China’s macroeconomic data and the reversion of sentiment, globally. Investors were also disappointed by China’s lower-than-expected 1Q13 GDP of 7.7%. Geopolitical concerns in the Korean peninsula, spreading bird flu in Shanghai areas, and a substantial sell-off in global commodities also dampened market sentiment. However, market sentiment was later lifted by the global stimulus package as well as the positive news flow around a new batch of RQFIIs, and widely reported discussions between the China Securities Regulatory Commission and MSCI on the eventual inclusion of A-shares in the MSCI Emerging Market index. Yet, a broader re-rating of the market still hinges on the structural reform agenda in China.

In Taiwan, the MSCI Taiwan rose 4.0%, outperforming both the MSCI APAC ex-Japan (2.4%) and MSCI EM indices (0.4%). The local index, the Taiwan Stock Exchange Weighted Index, rose 2.2% and closed at 8,094, up 5.1% year to date. Major drivers of the month included the return of the manufacturing sector’s total inventory to an upward trend and a pick-up in gross fixed capital investment. Expectations rose that export growth will pick up gradually on the back of a recovery of demand from China and the US.

Fund review

The Fund underperformed relative to the benchmark in April, mainly due to stock selection. Our stock selection in the financials, consumer discretionary, and staples sectors hurt the performance by partially offsetting the contributions from our stock selection in the industrials sector.

The top contributor for the month continued to be China Everbright International. The share price held up in April, driven by high revenue visibility of its new projects. Another contributor was Advantech, as the company released strong first quarter results, supporting the share price performance. On the negative side, one of the top detractors was Gree Electrical Appliances. Its share price was undermined by weaker than expected sales figures; however, the valuations were only at a low double-digit level.

Outlook

After a period of consolidation, the market appears oversold and we feel we should see some share price recovery in the short-term. In the absence of news flow relating to reform initiatives in China, we believe the China equity market will remain in a trading range.

For the Taiwan market, as first quarter GDP came in way below expectations, we continue to be cautious on macro risks. We will focus on selective opportunities in the sectors which can benefit from rising 3G penetration in emerging markets and the increasing popularity of low-end smartphones.

Source : RCM Asia Pacific Limited as at April 30, 2013.

The China Fund, Inc. (CHN)

Portfolio Holdings

CUSIP	Security Description	Cost Base	Base MV	Shares	Percentage of Net Assets
B3VN92906	HAND Enterprise Solutions Co., Ltd.	1,793,494.00	22,864,849.00	6,369,715	6.2
688910900	Taiwan Semiconductor Manufacturing Co., Ltd.	16,072,090.00	22,573,801.00	6,084,000	6.1
B1G1QD902	Industrial & Commercial Bank of China	20,739,449.00	20,986,172.00	29,829,000	5.7
663094902	China Everbright International, Ltd.	12,183,629.00	20,665,795.00	26,730,000	5.6
685992000	Sun Hung Kai Properties, Ltd.	17,289,798.00	18,362,985.00	1,269,000	4.9
633393905	Enn Energy Holdings, Ltd.	606,420.00	12,765,658.00	2,204,000	3.4
607355906	China Mobile, Ltd.	11,683,974.00	12,086,294.00	1,103,500	3.3
B6WY99909	China Medical System Holdings, Ltd.	853,792.00	11,442,775.00	11,669,300	3.1
619376908	China Resources Land, Ltd.	6,196,840.00	9,572,600.00	3,168,000	2.6
635186901	Digital China Holdings, Ltd.	13,205,899.00	9,144,038.00	7,256,000	2.5
913BMZ902	Ping An Insurance (Group) Company of China, Ltd. Access Product (expiration 04/01/13)	9,494,980.00	9,074,792.00	1,418,047	2.4
B01CT3905	Tencent Holdings, Ltd.	7,312,795.00	8,983,603.00	262,100	2.4
674842901	Ruentex Development Co., Ltd.	3,423,335.00	8,649,437.00	4,416,301	2.3
644094906	Taiwan FamilyMart Co., Ltd.	1,313,077.00	8,232,599.00	1,741,652	2.2
671815900	Qingling Motors Co., Ltd.	8,718,221.00	8,172,305.00	28,960,000	2.2
B00G0S903	CNOOC, Ltd.	8,859,687.00	7,866,908.00	4,228,000	2.1
626073902	Delta Electronics, Inc.	4,550,608.00	7,743,376.00	1,615,000	2.1
17313A533	Gree Electric Appliances, Inc. Access Product (expiration 01/17/14)	6,453,442.00	7,685,122.00	1,838,546	2.1
B3WH02907	Hermes Microvision Inc.	6,943,556.00	7,278,395.00	240,000	2.0
637248907	MediaTek Inc.	6,194,126.00	6,818,921.00	559,000	1.8
B2R2ZC908	CSR Corp., Ltd.	7,466,211.00	6,512,818.00	9,930,000	1.8
B15456906	Bank of China, Ltd.	6,465,433.00	6,437,097.00	13,762,000	1.7
959GRNII9	Taiwan Life Insurance Co., Ltd., 4.0%, 12/28/14	6,178,274.00	6,283,782.00	200,000,000	1.7
620267906	Advantech Co., Ltd.	4,104,778.00	6,134,589.00	1,284,000	1.7
B1L8PB906	Tong Hsing Electronic Industries, Ltd.	5,919,469.00	6,078,883.00	1,380,000	1.6
986PLF007	Golden Meditech Holdings, Ltd. 15.0%, 05/16/13	5,557,209.00	5,550,872.00	58,222,500	1.5
986PLG005	Golden Meditech Holdings, Ltd. 15.0%, 11/16/13	5,557,209.00	5,550,872.00	58,222,500	1.5
634007900	Kunlun Energy Co., Ltd.	4,298,243.00	5,228,495.00	2,666,000	1.4
626735906	Hong Kong Exchanges and Clearing, Ltd.	4,947,274.00	5,153,982.00	306,500	1.4
99ZMCS903	Kweichow Moutai Co., Ltd. Access Product (expiration 10/26/15)	6,129,683.00	4,787,163.00	171,159	1.3
B236JB905	Tiangong International Co., Ltd.	4,747,329.00	4,537,661.00	16,080,000	1.2
670039007	Uni-President Enterprises Corp.	669,016.00	4,464,022.00	2,267,508	1.2
643648900	Shenzhen International Holdings, Ltd.	1,900,271.00	4,163,624.00	31,992,500	1.1
658444906	Merida Industry Co., Ltd.	3,871,743.00	4,141,366.00	679,000	1.1
643055908	Golden Meditech Holdings, Ltd.	4,555,715.00	4,108,728.00	35,040,000	1.1
644806002	Hutchison Whampoa, Ltd.	3,303,627.00	3,968,598.00	366,000	1.1
613623909	Hengan International Group Co., Ltd.	3,889,897.00	3,890,164.00	375,500	1.0
651795908	Natural Beauty Bio-Technology, Ltd.	4,906,910.00	3,873,039.00	47,710,000	1.0
665157905	Comba Telecom Systems Holdings, Ltd.	7,565,579.00	3,741,958.00	10,958,500	1.0
B633D9904	Zhongsheng Group Holdings, Ltd.	3,466,065.00	3,663,374.00	2,662,000	1.0
B1CKXF901	Zhengzhou Yutong Bus Co., Ltd. Access Product (expiration 01/20/15)	3,096,799.00	3,658,479.00	825,469	1.0
B3ZVDV905	Sinopharm Group Co., Ltd.	2,527,529.00	3,599,776.00	1,212,000	1.0
B60LZR903	Agricultural Bank of China, Ltd.	2,895,784.00	2,510,790.00	5,238,000	0.7
B1TDQL904	Ping An Insurance (Group) Company of China, Ltd. Access Product (expiration 01/17/14)	1,566,145.00	1,343,150.00	209,900	0.4
B4PTR3906	Fook Woo Group Holdings, Ltd.	7,974,083.00	1,118,811.00	25,314,000	0.3
972ZGS900	Gree Electric Appliances, Inc. Access Product (expiration 10/14/13)	1,002,105.00	888,455.00	212,549	0.2
B04W2V905	FU JI Food and Catering Services Holdings Ltd.	4,246,696.00	0.00	5,462,000	0.0
ACI0090H8	Zong Su Foods (acquired 09/21/10)	15,000,034.00	0.00	2,677	0.0

^Nominal value owed in HK dollars.

Source: State Street Bank and Trust Company as at April 30, 2013.

The China Fund, Inc. (CHN)

The information contained herein has been obtained from sources believed to be reliable but RCM and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s annual and semiannual reports, proxy statement and other fund information, which may be obtained by contacting your financial advisor or visiting the fund’s website at www.chinafundinc.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.